AMERICATOWNE Inc. (formerly ALPINE 5 Inc.)
(A Development Stage Company)
Balance Sheet
(Unaudited)

See Notes to Financial Statements.

AMERICATOWNE Inc. (formerly ALPINE 5 Inc.)
(A Development Stage Company)
Statement of Operations
(Unaudited)

See Notes to Financial Statements.

AMERICATOWNE Inc. (formerly ALPINE 5 Inc.)
(A Development Stage Company)
Statement of Cash Flows
(Unaudited)

See Notes to Financial Statements.